UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2016

WHERE FOOD COMES FROM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado (State or Other Jurisdiction of Incorporation)	333-133624 (Commission File Number)	43-1802805 (I.R.S. Employer Identification No.)

202 6th Street, Suite 400
Castle Rock, Colorado		80104
(Address of Principal Executive Offices)		(Zip Code)

(303) 895-3002
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition

On December 30, 2016, Where Food Comes From, Inc. (“WFCF” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the signing of an Asset Purchase Agreement (the “Purchase Agreement”), dated December 28, 2016, which was entered into by and among Where Food Comes From, Inc.; SureHarvest Services LLC, a California limited liability company; SureHarvest, Inc., a California corporation (“SureHarvest”); and Jeff Dlott. This Form 8-K/A amends and supplements the Initial 8-K and is being filed to provide the audited financial statements of SureHarvest for the year ended December 28, 2016, and the unaudited pro forma condensed consolidated financial information of the Company described in Item 9.01 below which were not previously filed with the Initial 8-K, and are permitted to be filed by amendment no later than 71 calendar days after the Initial 8-K was required to be filed with the SEC.

Item 9.01	Exhibits

(a)        Financial Statements of Business Acquired.

The following audited financial statements of the Seller are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference:

●	Report of Independent Auditors,
●	Balance Sheet as of December 28, 2016,
●	Statement of Operations for the year ended December 28, 2016,
●	Statement of Stockholders’ Equity for the year ended December 28, 2016,
●	Statement of Cash Flows for the year ended December 28, 2016, and
●	Notes to Financial Statements

(b)        Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information of the Company is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference:

●	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2016
●	Notes to unaudited pro forma condensed consolidated financial statements.

(d)        Exhibits

Exhibit	Description
99.1	Audited financial statements of the Seller as of and for the year ended December 28, 2016 and Report of Independent Auditors;
99.2	Unaudited pro forma condensed consolidated financial information of Where Food Comes From, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHERE FOOD COMES FROM, INC. (Registrant)
	By:	/s/ Dannette Henning
Date: March 13, 2017		Dannette Henning
Chief Financial Officer

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